Exhibit 10.50

Execution Version

Amendment TO share exchange AGREEMENT

This Amendment to the Share Exchange Agreement (this “Amendment”), dated as of March 31, 2025, is made and entered into by and between:

(a)	EMT SUB CO., LTD., a corporation (jusik hoesa) duly organized and validly existing under the laws of the Republic of Korea (“Korea”) with its registered address at Room A02, 2nd Floor, 39, Banpo-daero 22-gil, Seocho-gu, Seoul, Korea (“EMT Sub”); and

(b)	KMMI Inc., a corporation (jusik hoesa) duly organized and validly existing under the laws of Korea with its registered address at 46, Blue Seoro 2-gil, Donghae-myeon, Nam-gu, Pohang-si, Gyeongsangbuk-do, Korea (the “Company”).

Each of EMT Sub and the Company shall be referred to as a “Party” and collectively as the “Parties.”

RECITALS

(A)	WHEREAS, EMT Sub and the Company are parties to that certain Share Exchange Agreement, dated as of February 10, 2025 (the “Share Exchange Agreement”), pursuant to which the Parties agreed to effect an all-inclusive exchange of shares pursuant to Articles 360-2 through 360-14 of the Korean Commercial Code on the terms and conditions set forth in the Share Exchange Agreement;

(B)	WHEREAS, in expectation of the closing of the Share Exchange and pursuant to Section 9.1 of the Share Exchange Agreement, the Parties now desire to amend the Share Exchange Agreement as set forth herein.

THE PARTIES AGREE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

1. DEFINITIONS

All terms used herein, including those stated in the recitals, shall have the same meanings as set forth in the Share Exchange Agreement, except as otherwise expressly defined herein.

2. AMENDMENTS

2.1 With full force and effect and continuing from the date hereof, the Share Exchange Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

2.2 Amendment to Section 2.2 of the Share Exchange Agreement. Section 2.2 of the Share Exchange Agreement is hereby amended as follows:

As consideration for the Share Exchange, EMT Sub shall transfer and assign to the Company Shareholders ~~0.4086131~~0.4187 units of the EM Units per each share of common stock owned by the Company Shareholders in the Company as of the Share Exchange Date (the “Share Exchange Ratio”). For the avoidance of doubt, EMT Sub shall transfer and assign the EM Units for the Company Shares repurchased by the Company prior to the Share Exchange Date from the Company Shareholders that have dissented from the Share Exchange and exercised their appraisal right, if any (the “Dissenting Shareholders”).

3. INTEGRATED DOCUMENTS AND EFFECTIVENESS

3.1 Integrated Documents. The Share Exchange Agreement as amended by this Amendment shall, from and after the date hereof, be read as a single and integrated document incorporating the amendments effected hereby.

3.2 Effectiveness. This Amendment shall become effective on the date hereof and shall continue to be in full force and effect.

4. GENERAL

4.1 This Amendment constitutes a valid amendment to the Share Exchange Agreement pursuant to Section 9.1 of the Share Exchange Agreement. Except as expressly provided herein, the Share Exchange Agreement shall remain unchanged, and the Share Exchange Agreement as amended hereby shall continue in full force and effect. With effect from the date hereof, all references to the “Agreement” in the Share Exchange Agreement shall refer to the Share Exchange Agreement as amended by this Amendment. This Amendment shall not constitute an amendment to, or waiver of, any right or remedy other than to the extent expressly set out herein.

4.2 Sections 14 (Governing Law and Dispute Resolution) and 15 (Language) of the Share Exchange Agreement shall apply mutatis mutandis to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been prepared and executed in two (2) copies as of the date and year first above written by affixing the seal or signature of the undersigned, or a duly authorized representative or officer thereof, and each Party shall keep one (1) copy.

EMT SUB

EMT Sub Co., Ltd.

Address: Room A02, 2nd Floor, 39, Banpo-daero 22-gil, Seocho-gu, Seoul, Korea

By:	/s/ Suk Jin Moon
	Name:	Suk Jin Moon(Nationality: Australia)
	Title:	Executive Director

[Signature Page to Amendment to Share Exchange Agreement of KMMI]

IN WITNESS WHEREOF, this Amendment has been prepared and executed in two (2) copies as of the date and year first above written by affixing the seal or signature of the undersigned, or a duly authorized representative or officer thereof, and each Party shall keep one (1) copy.

COMPANY

Handa Lab Co., Ltd.

Address: 46, Blue Seoro 2-gil, Donghae-myeon, Nam-gu, Pohang-si, Gyeongsangbuk-do, Korea

By:	/s/ Andy Chun
	Name:	Andy Chun (Nationality: U.S.A.)
	Title:	Representative Director

[Signature Page to Amendment to Share Exchange Agreement of KMMI]